S  E  L  I  G  M  A  N
----------------------
COMMUNICATIONS
AND INFORMATION
FUND, INC.

                                 MID-YEAR REPORT
                                  JUNE 30, 2000
                             ----------------------
                        SEEKING CAPITAL GAIN BY INVESTING
                          IN COMPANIES OPERATING IN THE
                                 COMMUNICATIONS,
                                INFORMATION, AND
                               RELATED INDUSTRIES

                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[photo omitted]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870
--------------------------------------------------------------------------------
  TABLE OF CONTENTS
  To the Shareholders ..........................................   1
  Interview With Your Portfolio Manager ........................   2
  Performance Overview .........................................   5
  Portfolio Overview ...........................................   7
  Portfolio of Investments .....................................   9
  Statement of Assets and Liabilities ..........................  11
  Statement of Operations ......................................  12
  Statements of Changes in Net Assets ..........................  13
  Notes to Financial Statements ................................  14
  Financial Highlights .........................................  20
  Report of Independent Auditors ...............................  22
  Board of Directors ...........................................  23
  Executive Officers AND For More Information ..................  24
  Glossary of Financial Terms ..................................  25
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

For the six months ended June 30, 2000, Seligman Communications and Information Fund delivered a total return of 3.77% based on the net asset value of Class A shares. During the same time period, the Lipper Science & Technology Funds Average returned 5.93% and the Standard & Poor's 500 Composite Stock Index (S&P
500) returned -0.42%.

As early as June 1999, in an effort to slow the economy, the Federal Reserve Board began raising interest rates. Over the course of this one-year period, the federal funds rate was increased by 175 basis points, from 4.75%, before the June 1999 Fed meeting, to 6.50%, following the most recent 50 basis point increase in May 2000. Despite these persistent tightening actions, the Fed's efforts seemed to have little effect on the strong US economy, and investors soon became concerned that the Fed would be unable to achieve its objective of an economic "soft landing." Ongoing economic strength could also prompt the Fed to continue raising interest rates, which could adversely affect corporate profits and stock prices.

Investor fear finally induced a significant correction in the Nasdaq Composite Index (a technology-heavy index) in March. From March 10 through May 23, 2000, this index lost 37% of its market value. During this correction, investors abandoned some of the high-risk, and often speculative, technology stocks that had been in demand for most of 1999. This turnaround in the market adversely affected nearly all technology stocks, even those with more solid fundamentals.

Looking ahead, we think the economy will continue to moderate. We believe that Seligman Communications and Information Fund, which considers such fundamental factors as earnings and cash flow, should do well in a more moderate economic environment. Investors should also work with their financial advisors to ensure that their portfolios are appropriately balanced based upon their time frames, their risk tolerances, and their unique financial situations.

While the economic slowdown and the corresponding moderation of the stock market are healthy long-term trends, the investment environment may in fact become more challenging. In 1999, many investors were successful simply by buying stocks that appeared to be on upward price trends. The rest of 2000 may present an environment that is more complex, making professional management and diversification, such as is offered through mutual funds, crucial. Mutual funds provide investors with an opportunity to obtain the services of money managers who have years of investment experience and the support of research teams to find the most promising opportunities. Mutual funds can also provide diversification, which is important for long-term investment success.

Thank you for your continued confidence in Seligman Communications and Information Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
William C. Morris
Chairman

                                      /s/ BRIAN T. ZINO
                                      Brian T. Zino
                                      President

August 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q: HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?
A: The Fund posted a total return of 3.77% based on the net asset value of Class A shares, while the Standard & Poor's Composite Stock Index (S&P 500) returned -0.42%, and the Lipper Science & Technology Funds Average returned 5.93%.

Q: THE TECHNOLOGY SECTOR EXPERIENCED A SIGNIFICANT CORRECTION DURING THE FIRST SIX MONTHS OF 2000. WHAT FACTORS DO YOU BELIEVE CONTRIBUTED TO THIS EVENT?
A: The Nasdaq Composite Index peaked at 5049 on March 10, fell as low as 3165 by May 23, and ended the period at 3966. In just over two months, the Index had lost 37% of its market value -- a sharp correction. In June, technology stocks staged a slight rally, but remained substantially down from their highs.

    Uncertainty surrounding monetary policy contributed to this selloff. The Federal Reserve Board had been increasing rates for nearly a year, yet the economy continued to expand, and at a strong pace. Market participants began to worry that more rate hikes, and possibly even a recession, could result if the economy did not begin to slow. These concerns prompted a flight to quality, which was particularly damaging to the technology sector.

    The court ruling against Microsoft in the US government's anti-trust lawsuit was another factor in the Nasdaq's decline. The ruling, and the uncertainty leading to the ruling, led shares of Microsoft lower, and placed downward pressure on the entire software industry.

    In addition, initial public offerings (IPOs) were brought to the market at a record pace in the first quarter of 2000. There were over 100 IPOs for high-tech companies during this time, and the majority of these were for Internet companies. A large number of lock-up periods (the amount of time company insiders and venture capitalists must wait before selling shares) also expired in the first quarter, further flooding the market as these shares were sold. At the same time, investors were beginning to worry about the combination of high valuations and low, or nonexistent, earnings for many of these companies.

Q:  WHAT SECTORS BENEFITED THE FUND'S PERFORMANCE DURING THIS TIME?

A: One of the best-performing areas for the Fund was the semiconductor area, which at period-end was the Fund's largest industry weighting. This strong performance was due to a broad-based upturn in the industry, driven by explosive growth and demand, particularly in wireless handsets, personal computers, and consumer


[PHOTOGRAPH]
WEST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) MICHAEL GUTHRIE, PAUL WICK (PORTFOLIO MANAGER), MARIANNE HURLOW (ADMINISTRATIVE ASSISTANT), (SEATED, FROM
LEFT) MATTHEW ALFANO, PATRICK RENDA, (NOT PICTURED) MANFRED KRIKKE, VISHAL
SALUJA

[PHOTOGRAPH]
EAST COAST TECHNOLOGY TEAM: (STANDING FROM LEFT) LAWRENCE ROSSO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK, (NOT PICTURED) GREGORY COTE, STEVEN WERBER, JAMES (HANK) SWIGGETT

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

    electronics. The semiconductor industry also benefited from the continued economic recovery in Asia.

    Electronic manufacturing services and electronics capital equipment companies also performed well during the first half. These companies benefited from a continuing trend for large communications systems companies to outsource the manufacturing of their products. In addition, increasing demand has produced a favorable operating environment for electronic manufacturing, particularly for flat panel displays.

Q:  WHAT SECTORS DETRACTED FROM THE FUND'S PERFORMANCE?
A: The software industry, which at period-end was the Fund's second-largest industry weighting, was the largest industry detractor from performance. The government lawsuit against Microsoft, and the subsequent ruling to break up the company, dragged the entire sector down.

    The Internet/online industry was one of the worst-performing sectors in the market overall during the period, and detracted somewhat from overall Fund performance. Fortunately, the Fund has been underweighted in this area for some time because of our belief that the sector was, for the most part, overvalued and due for a correction.

Q:  WHAT HOLDINGS BENEFITED THE FUND'S PERFORMANCE?

A: American Power Conversion was a strong performer for the Fund because of excitement over the company's progress in marketing their uninterruptible power supply devices to Internet data centers. American Power Conversion is the world leader in these devices, which protect computers from power losses and surges.

    Companies that sell semiconductor devices for wireless base stations also performed well. One such company was Integrated Device Technology, and it was one of the best-performing holdings for the Fund. The company had better-than-expected earnings and revenue growth, driven by the company's re-focusing of its product line toward communications components.

    Advanced Micro Devices was one of the best-performing holdings for the Fund during this time. This company benefited from its success in the PC microprocessor market, as well as in flash memory, where it has benefited from the insatiable demand for flash memory devices used in cellular telephones.

Q:  WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?
A Within computer hardware and peripherals, imaging and printing delivered poor performance because of delays in product introductions and a general downturn in the copier market. In addition, many of these companies derive a large portion of their sales from Europe. European currencies declined significantly against the dollar, which negatively impacted revenue comparisons for American multi-national companies with significant presence in Europe. One of the Fund's holdings in this group was Electronics for Imaging, and this holding had the single biggest negative impact on performance.

    The Fund was hurt by its holding in Computer Associates International because of a significant and general slowdown in mainframe software sales. We believe that sales were disappointing during the first half because many companies had spent a large portion of their information technology budgets on dealing with Year-

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Global Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

     2000-related issues at the end of 1999 and the beginning of 2000.

    Synopsys was another poor performer. The company has been considering changing some of its accounting procedures, and the uncertainty over this adversely affected the share price. We believe that the market overreacted to this news and that the stock is currently undervalued. We thus bought additional shares of this stock during the six-month period.

Q:  DID YOU MAKE ANY LARGE PORTFOLIO CHANGES DURING THE PERIOD?
A: We made some purchases to gain more exposure to what we believe is a significant opportunity in wireless handsets. We added Sawtek and Vishay Intertechnology, electronic components companies that have large percentages of their sales in handsets. This market is expected to grow from 260 million handsets in 1999 to 430 million in the year 2000 and projections for 2001 are between 580 and 650 million handsets. Companies that sell flash memory, such as Advanced Micro Devices, also have a big exposure to handsets.

    During the period, we significantly reduced the Fund's weighting in media stocks because we felt that valuations had become excessive. We sold all the Fund's holdings in Viacom, Fox Entertainment Group, and MediaOne Group.

Q:  WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR?
A: Technology stocks are likely to remain volatile over the short term. Over the long term, however, we remain enthusiastic about the sector. We are most optimistic about component suppliers that are positioned to benefit from communications infrastructure spending, and about companies involved in building the infrastructure of the Internet.

Securities That Had the Greatest Impact on Net Asset Value (NAV)
FOR THE SIX MONTHS ENDED JUNE 30, 2000



TOP CONTRIBUTORS

                                                      IMPACT
SECURITY                                              ON NAV
------------                                         --------
Check Point Software Technologies ...................   $1.33
Advanced Micro Devices ..............................    1.14
American Power Conversion ...........................    0.54
Intel ...............................................    0.52
Novellus Systems ....................................    0.46
Integrated Device Technology ........................    0.45
Lattice Semiconductor ...............................    0.41
Rational Software ...................................    0.41
Amkor Technology ....................................    0.26
Creative Technology .................................    0.25
                                                         ----
  Total .............................................   $5.77
                                                         ====


TOP DETRACTORS

                                                      IMPACT
SECURITY                                              ON NAV
------------                                         --------
Electronics for Imaging ............................    $0.74
Synopsys ...........................................     0.64
Adaptec ............................................     0.57
Parametric Technology ..............................     0.56
Compuware ..........................................     0.52
Microsoft ..........................................     0.52
MarchFirst .........................................     0.29
C-Cube Microsystems ................................     0.24 (1)
BMC Software .......................................     0.22
Computer Associates International ..................     0.22
                                                         ----
  Total ............................................    $4.52
                                                         ====


----------
(1) Includes $0.02 relating to shares of Harmonic received in a spin-off.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2000

                                                                                    AVERAGE ANNUAL
                                          -----------------------------------------------------------------------------------
                                                                                        CLASS B       CLASS C       CLASS D
                                                                                         SINCE         SINCE         SINCE
                                 SIX          ONE           FIVE            10         INCEPTION     INCEPTION     INCEPTION
                               MONTHS*       YEAR           YEARS          YEARS        4/22/96       5/27/99       5/3/93
                             -----------  ----------      --------       --------      --------    ------------  ------------

CLASS A**
With Sales Charge               (1.17)%       49.15%        25.23%         28.01%       n/a           n/a             n/a
Without Sales Charge             3.77         56.58         26.45          28.63        n/a           n/a             n/a
CLASS B**
With CDSC+                      (1.61)        50.35          n/a            n/a         31.78%        n/a              n/a
Without CDSC                     3.39         55.35          n/a            n/a         31.98         n/a              n/a
CLASS C**
With Sales Charge and CDSC       1.31         52.85          n/a            n/a           n/a          64.23%          n/a
Without Sales Charge and CDSC    3.34         55.37          n/a            n/a           n/a          66.62           n/a
CLASS D**
With 1% CDSC                     2.37         54.37          n/a            n/a           n/a          n/a             n/a
Without CDSC                     3.37         55.37         25.48           n/a           n/a          n/a            34.34%
LIPPER SCIENCE & TECHNOLOGY
  FUNDS AVERAGE***               5.93         86.72         42.30          31.93         44.97++       97.36o         39.68+++
S&P500***                       (0.42)         7.24         23.80          17.80         23.09++       12.12o         20.60+++


NET ASSET VALUE


                       JUNE 30, 2000  DECEMBER 31, 1999   JUNE 30, 1999
                      --------------   --------------------     --------------
CLASS A                    $49.03         $47.25      $35.54
CLASS B                     44.88               43.41  33.13
CLASS C                     44.84               43.39                33.10
CLASS D                     44.84               43.38                33.10


CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2000

REALIZED            $7.395oo
UNREALIZED           9.337ooo

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------------------
    * Returns for periods of less than one year are not annualized.

   ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Science & Technology Funds Average is an average of 73 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The monthly performance of the Lipper Average is used in the Performance Overview. The S&P 500 is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.
    + The CDSC is 5% for periods of one year or less, and 2% since inception.
   ++ From April 30, 1996.
  +++ From April 30, 1993.
    o From May 31, 1999.
   oo Excludes $2.832 per share of net gain realized in 1999, which was paid on
      July 28, 2000.
  ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES
JUNE 30, 1990 TO JUNE 30, 2000
[the following represents a line graph in the printed piece]
6/30/90 ............  9529
                      6562
                      7430
                     10044
6/30/91 ............  8871
                     10178
                     11510
                     11888
6/30/92 ............ 10684
                     10724
                     13503
                     13689
6/30/93 ............ 15402
                     17784
                     18246
                     19047
6/30/94 ............ 17580
                     22810
                     24686
                     28158
6/30/95 ............ 36540
                     41361
                     36397
                     33497
6/30/96 ............ 33545
                     35606
                     39622
                     38594
6/30/97 ............ 45234
                     56475
                     48714
                     55041
6/30/98 ............ 53889
                     44963
                     65239
                     65091
6/30/99 ............ 75451
                     78699
                    113854
                    131902
6/30/00 ........... 118144

$9,529*
Initial Amount Invested

$118,144
Total Value at June 30, 2000


CLASS B SHARES
APRIL 22, 1996+ TO JUNE 30, 2000
[the following represents a line graph in the printed piece]
4/22/96 ............ 10000
6/30/96 ............  9372
                      9930
12/31/96 ........... 11029
                     10722
6/30/97 ............ 12546
                     15632
12/31/97 ........... 13451
                     15168
6/30/98 ............ 14818
                     12341
12/31/98 ........... 17875
                     17801
6/30/99 ............ 20599
                     21438
12/31/99 ........... 30952
                     35794
6/30/00 ............ 32000

$10,000
Initial Amount Invested

$32,000**
Total Value at June 30, 2000


CLASS C SHARES
MAY 27, 1999+ TO JUNE 30, 2000
[the following represents a line graph in the printed piece]

5/27/99 ............  9899
6/30/99 ............ 11149
8/31/99 ............ 11209
10/31/99 ........... 12647
12/31/99 ........... 16762
2/29/00 ............ 19064
4/30/00 ............ 18790
6/30/00 ............ 17322

$9,899*
Initial Amount Invested

$17,322**
Total Value at June 30, 2000


CLASS D SHARES
MAY 3, 1993+ TO JUNE 30, 2000
[the following represents a line graph in the printed piece]

5/3/93 ............. 10000
6/30/93 ............ 11471
                     13186
                     13489
                     14036
6/30/94 ............ 12922
                     16740
                     18067
                     20571
6/30/95 ............ 26641
                     30108
                     25722
                     24288
6/30/96 ............ 24288
                     25722
                     28570
                     27774
6/30/97 ............ 32487
                     40486
                     34817
                     39266
6/30/98 ............ 38376
                     31956
                     46285
                     46108
6/30/99 ............ 53344
                     55519
                     80184
                     92716
6/30/00 ............ 82882

$10,000
Initial Amount Invested

$82,882
Total Value at June 30, 2000

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------
  * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
 ** Excludes the effects of the 2% or 1% CDSC for Class B or Class C shares, respectively.
  + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2000

                                                                                                           PERCENT OF NET ASSETS
                                                                                                       ----------------------------
                                                                                                             JUNE 30,  DECEMBER 31,
                                                     ISSUES           COST                   VALUE             2000        1999
                                                    -------- ---------------------- ----------------------  ----------  ----------
STOCKS AND CONVERTIBLE ISSUES:
  Communications Infrastructure ....................    12        $  411,078,574          $  456,923,618         3.9         3.0
  Communications Services ..........................     8           139,773,887             110,229,060         0.9         4.7
  Computer and Business Services ...................    13           817,821,429             694,929,515         5.9         3.8
  Computer Hardware/Peripherals ....................    14         1,274,204,228           1,354,384,180        11.4        12.0
  Computer Software ................................    24         1,809,167,247           2,013,860,014        17.0        24.3
  Electronic Components ............................     6           562,053,509             575,864,356         4.9          --
  Electronic Manufacturing Services ................     5           411,332,579             624,034,375         5.3         3.6
  Electronics Capital Equipment ....................    13         1,089,110,361           1,792,892,325        15.2        11.4
  Internet/Online ..................................    66           102,449,946             117,041,796         1.0         2.9
  Media ............................................    15           865,771,636            1,086,150,000        9.2        14.2
  Semiconductors ...................................    22         1,672,340,373           2,657,732,847        22.5        16.9
  Miscellaneous ....................................     8            41,289,650              51,644,599         0.4         0.3
                                                      ----        --------------        ----------------      ------      ------
                                                       206         9,196,393,419          11,535,686,685        97.6        97.1
SHORT-TERM HOLDINGS AND
    OTHER ASSETS LESS LIABILITIES ..................     4           289,690,700             289,690,700         2.4         2.9
                                                      ----        --------------        ----------------      ------      ------
NET ASSETS .........................................   210        $9,486,084,119         $11,825,377,385       100.0       100.0
                                                      ====        ==============        ================      ======      ======



LARGEST INDUSTRIES
JUNE 30, 2000
[the following represents a bar chart in the printed piece]

SEMI-CONDUCTORS ...........................  $2,657,732,847
COMPUTER SOFTWARE .........................  $2,013,860,014
ELECTRONICS CAPITAL EQUIPMENT .............  $1,792,892,235
COMPUTER HARDWARE/PERIPHERALS .............  $1,354,384,180
MEDIA .....................................  $1,086,150,000

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                 SHARES
                                     -----------------------------
                                                         HOLDINGS
ADDITIONS                                 INCREASE        6/30/00
-------------                         --------------  -------------
Adaptec .............................     4,190,000      7,500,000
Autodesk ............................     2,500,000      5,100,000
BMC Software ........................     2,250,000      3,000,000
Computer Associates
  International .....................     2,350,000      3,600,000
CTS .................................     1,600,000      1,600,000
Fairchild Semiconductor
  International .....................     2,894,700      3,800,000
Microsoft ...........................     1,390,000      5,500,000 (1)
National Semiconductor ..............     1,800,000      3,300,000
Sawtek ..............................     2,003,400      2,003,400
Vishay Intertechnology ..............     3,250,000      4,500,000 (2)

                                                 SHARES
                                      ----------------------------
                                                         HOLDINGS
REDUCTIONS                                DECREASE        6/30/00
-------------                         --------------  -------------
Analog Devices ........................     400,000             --
Asyst Technologies ....................     650,000             --
AT&T--Liberty Media Group
  (Class A) ...........................   2,250,000             --
Check Point Software
  Technologies ........................   2,800,000(3)     800,000
Citrix Systems ........................     400,000             --
Entrust Technologies ..................     800,000             --
Fox Entertainment Group
  (Class A) ...........................   3,000,000             --
MediaOne Group ........................   2,200,000             --
Sanmina ...............................     700,000        840,000 (4)
Viacom (Class B)(5) ...................   3,200,000             --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 810,000 shares received resultingfromamergerofVisiointoMicrosoft.
(2) Includes 1,250,000 shares received as a result of a 3-for-2 stock split.
(3) Includes 1,800,000 shares received as a result of a 2-for-1 stock split.
(4)FormerlyHadco,includes240,000sharesreceivedresultingfrommergerwith Sanmina.
(5) Formerly CBS.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2000

SECURITY                                               VALUE
------------                                    -----------------
Novellus Systems ...............................    $479,937,638
AMFM ...........................................     448,500,000
Microsoft ......................................     439,828,125
American Power Conversion ......................     367,031,250
Amkor Technology ...............................     335,171,875
Intel ..........................................     334,140,625
Lattice Semiconductor ..........................     318,118,750
Integrated Device Technology ...................     252,000,000
SCI Systems ....................................     250,800,000
Symantec .......................................     237,462,500

Portfolio of Investments

JUNE 30, 2000

                                           SHARES             VALUE
                                        ------------   -------------------
COMMON STOCKS  96.2%
COMMUNICATIONS

   INFRASTRUCTURE  3.8%
ALLTEL                                    1,000,000      $   61,937,500
Alteon Websystems*                          400,000          40,012,500
Aspect Communications*                      700,000          27,496,875
Ciena*                                      200,000          33,331,250
Cisco Systems*                            1,200,000          76,237,500
Corning                                     200,000          53,975,000
EXFO Electro-Optical
  Engineering* (Canada)                      71,900           3,159,106
Gilat Satellite Networks* (Israel)          400,000          27,762,500
Nokia (ADRs) (Finland)                    1,250,000          62,421,875
Nortel Networks (Canada)                    300,000          20,475,000
ONI Systems*#                               158,290          14,843,651
Tellabs*                                    500,000          34,234,375
Tut Systems*#                                 1,263              36,173
                                                          -------------
                                                            455,923,305
                                                          -------------
COMMUNICATIONS
   SERVICES  0.6%
Intermedia Communications*                  955,400          28,363,437
Level 3 Communications*                     300,000          26,390,625
Qwest Communications
  International*                            400,000          19,875,000
                                                          -------------
                                                             74,629,062
                                                          -------------
COMPUTER AND
   BUSINESS SERVICES  5.9%
Amdocs*                                     400,000          30,700,000
Concord EFS*                              1,000,000          26,000,000
CSG Systems International*o               2,970,000         166,598,437
Electronic Data Systems                   1,000,000          41,250,000
First Data                                2,100,000         104,212,500
Galileo International                     3,000,000          62,625,000
Gartner Group (Class A)*                  2,000,000          24,000,000
MarchFirst*                               2,700,000          49,359,375
Modis Professional Services*              3,000,000          26,625,000
Navigant Consulting*o                     3,000,000          12,750,000
StorageNetworks*                             40,900           3,692,503
SunGard Data Systems*                     4,745,700         147,116,700
                                                          -------------
                                                            694,929,515
                                                          -------------
COMPUTER HARDWARE/
   PERIPHERALS  11.4%
Adaptec*o                                 7,500,000         170,859,375
American Power Conversion*                9,000,000         367,031,250
Apex*o                                    2,100,000          91,743,750
Comdisco                                  2,500,000          55,781,250
Creative Technologyo
  (Singapore)                             6,996,300         167,255,296
Electronics for Imaging*o                 5,700,000         143,925,000
Lexmark International
  Group (Class A)*                        1,500,000         100,875,000
Mobility Electronics*                       236,600           3,083,194


                                           SHARES             VALUE
                                        ------------   -------------------
COMPUTER HARDWARE/
   PERIPHERALS (CONTINUED)
Mobility Electronics*#                      344,974        $  3,596,354
Mobility Electronics
  (warrants)*#                              666,666           3,474,997
Pitney Bowes                              2,500,000         100,000,000
Xircom*o                                  2,969,000         141,120,281
                                                          -------------
                                                          1,348,745,747
                                                          -------------
COMPUTER SOFTWARE  16.8%
3DO*o                                     2,500,000          19,570,312
Autodesko                                 5,100,000         177,065,625
BMC Software*                             3,000,000         109,406,250
Check Point Software
  Technologies* (Israel)                    800,000          169,875,000
Computer Associates
  International                           3,600,000         184,275,000
Compuware*                                1,452,000          15,019,125
CrossWorlds Software*#                      375,579           5,464,674
HNC Software*                               400,000          24,750,000
Macromedia*                                 900,000          86,990,625
Microsoft*                                5,500,000         439,828,125
Parametric Technology*                    8,500,000          93,234,375
Preview Systems*#                           297,619           3,264,974
Rational Software*                        1,800,000         167,231,250
Remedy*                                   1,500,000          83,671,875
Symantec*o                                4,400,000         237,462,500
Synopsys*o                                5,000,000         172,656,250
Tecnomatix
  Technologies* (Israel)                    252,900           3,429,956
                                                          -------------
                                                          1,993,195,916
                                                          -------------
ELECTRONIC COMPONENTS  4.9%
Amphenol (Class A)*                       1,000,000           66,187,500
Arrow Electronics*                        2,600,000           80,600,000
Avnet                                     1,200,000           71,100,000
CTSo                                      1,600,000           72,000,000
Sawtek*                                   2,003,400          115,258,106
Vishay Intertechnology*                   4,500,000          170,718,750
                                                           -------------
                                                             575,864,356
                                                           -------------
ELECTRONIC MANUFACTURING
   SERVICES  5.3%
ACT Manufacturing*o                       1,000,000           46,468,750
Advanced Micro Devices*                   2,500,000          193,125,000
Flextronics International*
  (Singapore)                               900,000           61,846,875
Sanmina*                                    840,000           71,793,750
SCI Systems*                              6,400,000          250,800,000
                                                           -------------
                                                             624,034,375
                                                           -------------
ELECTRONICS CAPITAL
   EQUIPMENT  15.2%
Applied Materials*                        1,200,000         108,787,500
ATMI*                                       850,000          39,498,437
Cognex*o                                  2,400,000         124,125,000
Credence Systems*o                        3,200,000         176,500,000


----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
                                           SHARES             VALUE
                                        ------------   -------------------
ELECTRONICS CAPITAL
   EQUIPMENT (CONTINUED)

Electro Scientific Industries*o           2,400,000      $  105,675,000
KLA-Tencor*                               1,700,000          99,609,375
Kulicke & Soffa Industries*o              1,500,000          88,828,125
Lam Research*                             2,900,000         108,840,625
Novellus Systems*o                        8,480,400         479,937,638
Orbotech*o (Israel)                       1,800,000         167,231,250
Teradyne*                                 2,500,000         183,750,000
Veeco Instrumentso                        1,500,000         110,109,375
                                                           ------------
                                                          1,792,892,325
                                                           ------------
INTERNET/ONLINE  0.3%
Blaze Software*#                            140,056           1,530,112
LetsBuyIt.com*# (Netherlands)               287,130           1,921,173
net.Genesis*#                               451,807           6,948,646
P-com*#                                   2,626,970          12,629,978
Rx.com*#                                  1,428,572           4,285,716
Software.com*#                                7,436             482,875
Software.com*#                               66,923           7,387,881
                                                           ------------
                                                             35,186,381
                                                           ------------
MEDIA  9.2%
Ackerley Group                            1,000,000          11,750,000
Adelphia Communications
  (Class A)*                              2,000,000          93,687,500
AMFM*                                     6,500,000         448,500,000
Cablevision Systems

  (Class A)*                              1,500,000         101,812,500
Charter Communications*                   4,500,000          74,109,375
Comcast (Class A)*                        1,000,000          40,531,250
EchoStar Communications*
  (Class A)                               1,200,000          39,712,500
Infinity Broadcasting
  (Class A)*                              3,000,000         109,312,500
Rogers Communications
  (Class B)* (Canada)                     1,500,000          42,750,000
Time Warner                               1,000,000          76,000,000
USA Networks*                             1,500,000          32,484,375
Ziff-Davis*                               1,000,000           9,000,000
Ziff-Davis*#                                500,000           4,500,000
                                                           ------------
                                                          1,084,150,000
                                                           ------------
SEMICONDUCTORS  22.4%
Amkor Technology*                        9,500,000          335,171,875
Atmel*                                   1,800,000           66,375,000
C-Cube Microsystems*o                    2,500,000           49,062,500
Centillium Communications*#                400,000           22,010,000
Conexant Systems*                        1,000,000           48,718,750
Cypress Semiconductor*                   2,200,000           92,950,000
Dallas Semiconductor                     2,725,600          111,068,200
Fairchild Semiconductor
  International*                         3,800,000          153,900,000
Integrated Device
  Technology*                            4,200,000          252,000,000


                                    SHARES OR
                                    PRIN. AMT.                VALUE
                                   ------------        -------------------
SEMICONDUCTORS (CONTINUED)
Intel                                2,500,000 shs.     $   334,140,625
International Rectifier*             2,250,000              126,000,000
Lattice Semiconductor*o              4,600,000              318,118,750
Linear Technology                    1,200,000               76,687,500
Mattson Technology*                    240,500                7,846,313
Maxim Integrated Products*             500,000               33,953,125
Microchip Technology*                3,877,000              226,319,875
Micron Technology*                   1,500,000              132,093,750
National Semiconductor*              3,300,000              187,275,000
QuickLogic*                            785,300               17,644,709
SCG Holding*                         2,700,000               59,146,875
                                                           ------------
                                                          2,650,482,847
                                                           ------------
MISCELLANEOUS  0.4%

Capstone Turbine*                       143,500               6,488,891
Capstone Turbine*#                      150,000               5,426,250
Sensormatic Electronics*              2,000,000              31,625,000
                                                           ------------
                                                             43,540,141
                                                           ------------
TOTAL COMMON STOCKS
   (Cost $9,033,401,107)                                 11,373,573,970
                                                           ------------
CONVERTIBLE
  BONDS  0.3%

COMMUNICATIONS
   SERVICES  0.2%
NTL, 5.75%,
  due 12/15/2009+                  $40,000,000               31,600,000
                                                           ------------
COMPUTER HARDWARE/
   PERIPHERALS
Candescent Technologies,
  7%, due 5/1/2003                   3,000,000                2,340,000
                                                           ------------
COMPUTER SOFTWARE  0.1%
Activision, 6.75%,
  due 1/1/2005+                     10,000,000                6,500,000
                                                           ------------
TOTAL CONVERTIBLE BONDS
   (Cost $53,003,150)                                        40,440,000
                                                           ------------
CONVERTIBLE PREFERRED
  STOCKS  1.0%
   (Cost $109,744,866)                                      121,428,419
                                                          -------------
CONVERTIBLE PROMISSORY
  NOTES#  (Cost $244,296)                                       244,296
                                                          -------------
SHORT-TERM
  HOLDINGS  1.8%
   (Cost $209,000,000)                                      209,000,000
                                                          -------------
TOTAL
  INVESTMENTS  99.3%
   (Cost $9,405,393,419)                                 11,744,686,685
OTHER ASSETS
  LESS LIABILITIES  0.7%                                     80,690,700

                                                        ---------------
NET ASSETS 100.0%                                       $11,825,377,385
                                                        ===============

----------
* Non-income producing security.
+ Rule 144A security.
# Restricted security (See note 8).
o Affiliated issuer (Fund's holdings representing 5% or more of the outstanding voting securities) (See note 9).
See Notes to Financial Statements.

Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments, at value:
  Stocks and convertible issues* (cost $9,196,149,123) ..... 11,535,442,389
  Short-term holdings (cost $209,244,296) ..................    209,244,296     $11,744,686,685
                                                               ------------
Cash ...........................................................................        976,724
Receivable for securities sold .................................................    138,084,486
Receivable for Capital Stock sold ..............................................     27,224,599
Expenses prepaid to shareholder service agent ..................................      1,496,447
Receivable for interest and dividends ..........................................      1,250,393
Other ..........................................................................        353,403
                                                                                 --------------
TOTAL ASSETS ................................................................... 11,914,072,737
                                                                                 --------------

LIABILITIES:
Payable for securities purchased ...............................................     54,859,836
Payable for Capital Stock repurchased ..........................................     13,961,401
Accrued expenses and other .....................................................     19,874,115
                                                                                 --------------
TOTAL LIABILITIES ..............................................................     88,695,352
                                                                                 --------------
NET ASSETS .....................................................................$11,825,377,385
                                                                                 ==============

COMPOSITION OF NET ASSETS:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized 250,527,913 shares outstanding):

  Class A ......................................................................   $ 14,066,578
  Class B ......................................................................      5,652,476
  Class C ......................................................................        715,927
 Class D .......................................................................      4,617,811
Additional paid-in capital .....................................................  6,994,564,152
Accumulated net investment loss ................................................    (79,067,390)
Undistributed net realized gain ................................................  2,545,534,565
Net unrealized appreciation of investments .....................................  2,339,293,266
                                                                                 --------------
NET ASSETS .....................................................................$11,825,377,385
                                                                                 ==============

NET ASSET VALUE PER SHARE:

CLASS A ($6,896,773,231 / 140,665,775 shares) ..................................         $49.03
                                                                                         ======
CLASS B ($2,536,794,682 / 56,524,761 shares) ...................................         $44.88
                                                                                         ======
CLASS C ($321,045,910 / 7,159,267 shares) ......................................         $44.84
                                                                                         ======
CLASS D ($2,070,763,562 / 46,178,110 shares) ...................................         $44.84
                                                                                         ======

----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $2,534,840,330 and a value of $3,240,063,211.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest ................................................  $   11,397,610
Dividends* ..............................................       4,884,868
                                                           --------------
TOTAL INVESTMENT INCOME ..................................................      $ 16,282,478

EXPENSES:

Management fee ..........................................      48,192,815
Distribution and service fees ...........................      33,009,568
Shareholder account services ............................      11,441,762
Shareholder reports and communications ..................       1,025,088
Custody and related services ............................         826,849
Registration ............................................         326,148
Auditing and legal fees .................................          73,530
Directors' fees and expenses ............................          62,501
Miscellaneous ...........................................          72,212
                                                           --------------
TOTAL EXPENSES ...........................................................        95,030,473
                                                                                 -----------
NET INVESTMENT LOSS ......................................................       (78,747,995)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments** ......................   1,852,569,184
Net realized loss on foreign currency transactions ......        (185,393)
Net change in unrealized appreciation of investments ....  (1,412,070,950)
                                                           --------------
NET GAIN ON INVESTMENTS ..................................................       440,312,841
                                                                                 -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...................................      $361,564,846
                                                                                 ===========

----------
  * Includes dividends from affiliated issuers of $532,578.
 ** Includes net realized gain from affiliated issuers of $146,968,037. See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                   JUNE 30, 2000       DECEMBER 31, 1999
                                                                   -------------       -----------------
OPERATIONS:
Net investment loss .............................................  $   (78,747,995)       $  (96,752,843)
Net realized loss on foreign currency transactions ..............         (185,393)                   --
Net realized gain on investments ................................    1,852,569,184         2,135,821,529
Net change in unrealized appreciation of investments ............   (1,412,070,950)        2,446,649,764
                                                                    --------------        --------------
INCREASE IN NET ASSETS FROM OPERATIONS ..........................      361,564,846         4,485,718,450
                                                                    --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ......................................................               --          (669,482,230)
   Class B ......................................................               --          (229,721,991)
   Class C ......................................................               --            (8,035,935)
   Class D ......................................................               --          (221,390,219)
                                                                    --------------        --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .......................               --        (1,128,630,375)
                                                                    --------------        --------------

CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ...............................    1,486,068,127         1,333,651,718
Exchanged from associated Funds .................................      656,944,324         4,936,129,014
Value of shares issued in payment of gain distributions .........               --         1,046,665,050
                                                                    --------------        --------------
Total ...........................................................    2,143,012,451         7,316,445,782
                                                                    --------------        --------------
Cost of shares repurchased ......................................     (803,480,672)       (1,200,768,449)
Exchanged into associated Funds .................................     (582,425,476)       (4,917,996,975)
                                                                    --------------        --------------
Total ...........................................................   (1,385,906,148)       (6,118,765,424)
                                                                    --------------        --------------
INCREASE IN NET ASSETS FROM

   CAPITAL SHARE TRANSACTIONS ...................................      757,106,303         1,197,680,358
                                                                    --------------        --------------
INCREASE IN NET ASSETS ..........................................    1,118,671,149         4,554,768,433

NET ASSETS:

Beginning of period .............................................   10,706,706,236         6,151,937,803
                                                                    --------------        --------------
END OF PERIOD (including accumulated net investment loss of
   $79,067,390 and $134,002, respectively) ......................  $11,825,377,385       $10,706,706,236
                                                                    ==============        ==============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

       On July 20, 2000, distributions of $1.487 and $1.345 were declared from net realized short- and long-term gains, respectively, from investment transactions. The capital gains were paid on July 28, 2000, to shareholders of record on July 20, 2000.

3. PURCHASES AND SALES OF SECURITIES-- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months

NOTES TO FINANCIAL STATEMENTS

ended June 30, 2000, amounted to $6,254,196,743 and $5,554,068,182, respectively.


    At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,230,610,705 and $891,317,439, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 2000, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.81% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $1,530,173 from sales of Class A shares. Commissions of $12,231,443 and $2,009,072 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2000, fees incurred under the Plan aggregated $8,796,762, or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $12,341,712, $1,213,863, and $10,657,231, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2000, such charges amounted to $251,438.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $620,980.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $271,110 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $859,838, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $11,441,762 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $118,844 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2000, the Fund did not borrow from the credit facility.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                      CLASS A
                                   -------------------------------------------------
                                   SIX MONTHS ENDED                YEAR ENDED
                                     JUNE 30, 2000              DECEMBER 31, 1999
                                  ------------------          ----------------------
                                 SHARES        AMOUNT         SHARES          AMOUNT
                                --------      --------       --------        --------
Sales of shares                 14,344,877  $ 728,415,793    19,191,234  $ 679,313,446
Exchanged from
  associated Funds               9,793,667    493,654,741   100,589,099  3,341,263,554
Shares issued in payment
  of gain distributions                 --             --    15,156,717    623,395,320
                                ----------  -------------   -----------  -------------
Total                           24,138,544  1,222,070,534   134,937,050  4,643,972,320
                                ----------  -------------   -----------  -------------
Cost of shares
  repurchased                  (10,713,398)  (544,581,764)  (23,534,616)  (796,579,119)
Exchanged into
  associated Funds              (9,376,590)  (474,374,423) (101,395,187)(3,377,883,682)
                                ----------  -------------   -----------  -------------
Total                          (20,089,988)(1,018,956,187) (124,929,803)(4,174,462,801)
                                ----------  -------------   -----------  -------------
Increase                         4,048,556  $ 203,114,347    10,007,247  $ 469,509,519
                                ==========  =============   ===========  =============

                                                       CLASS B
                                 ---------------------------------------------------
                                    SIX MONTHS ENDED                  YEAR ENDED
                                      JUNE 30, 2000                DECEMBER 31, 1999
                                  --------------------            ------------------
                                 SHARES         AMOUNT          SHARES        AMOUNT
                                --------       --------        --------      --------
Sales of shares                 8,995,667    $418,972,355   11,573,878    $390,212,142
Exchanged from
  associated Funds              1,969,338      90,792,672    3,882,302     129,678,705
Shares issued in payment
  of gain distributions                --              --    5,592,954     211,511,269
                               ----------     -----------   ----------     -----------
Total                          10,965,005     509,765,027   21,049,134     731,402,116
                               ----------     -----------   ----------     -----------
Cost of shares
  repurchased                  (2,716,184)   (125,913,370)  (5,104,898)   (163,411,419)
Exchanged into
  associated Funds             (1,103,811)    (50,924,379)  (2,499,670)    (80,325,274)
                               ----------     -----------   ----------     -----------
Total                          (3,819,995)   (176,837,749)  (7,604,568)   (243,736,693)
                               ----------     -----------   ----------     -----------
Increase                        7,145,010    $332,927,278   13,444,566    $487,665,423
                                =========    ============   ==========    ============

                                                      CLASS C
                                ---------------------------------------------------
                                   SIX MONTHS ENDED               MAY 27, 1999*
                                     JUNE 30, 2000            TO DECEMBER 31, 1999
                                  ------------------          --------------------
                                 SHARES        AMOUNT         SHARES          AMOUNT
                                --------      --------       --------        --------
Sales of shares                  4,597,760   $214,748,041     2,611,622   $ 97,637,867
Exchanged from
  associated Funds                 266,974     12,454,176       295,449     11,828,070
Shares issued in payment
  of gain distributions                 --             --       199,577      7,529,722
                                 ---------   ------------    ----------    -----------
Total                            4,864,734    227,202,217     3,106,648    116,995,659
                                 ---------   ------------    ----------    -----------
Cost of shares
  repurchased                     (246,434)   (11,518,563)      (26,765)    (1,025,697)
Exchanged into
  associated Funds                (234,244)   (10,987,440)     (304,672)   (12,220,680)
                                 ---------   ------------    ----------    -----------
Total                             (480,678)   (22,506,003)     (331,437)   (13,246,377)
                                 ---------   ------------    ----------    -----------
Increase                         4,384,056   $204,696,214     2,775,211   $103,749,282
                                 =========   ============     =========   ============
                                                        CLASS D
                                  ---------------------------------------------------
                                     SIX MONTHS ENDED                  YEAR ENDED
                                       JUNE 30, 2000                DECEMBER 31, 1999
                                   --------------------            ------------------
                                  SHARES         AMOUNT          SHARES        AMOUNT
                                ---------       --------        --------      --------
Sales of shares                   2,671,425    $123,931,938    5,110,205  $  166,488,263
Exchanged from
  associated Funds                1,299,731      60,042,735   46,979,951   1,453,358,685
Shares issued in payment
  of gain distributions                  --              --    5,404,317     204,228,739
                                 ----------    ------------  -----------   -------------
Total                             3,971,156     183,974,673   57,494,473   1,824,075,687
                                 ----------    ------------  -----------   -------------
Cost of shares
  repurchased                    (2,614,178)   (121,466,975)  (7,678,744)   (239,752,214)
Exchanged into
  associated Funds               (1,004,909)    (46,139,234) (46,751,967) (1,447,567,339)
                                 ----------    ------------  -----------   -------------
Total                            (3,619,087)   (167,606,209) (54,430,711) (1,687,319,553)
                                 ----------    ------------  -----------   -------------
Increase                            352,069    $ 16,368,464    3,063,762  $  136,756,134
                                 ==========    ============  ===========  ==============


* Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS

8. RESTRICTED SECURITIES -- At June 30, 2000, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2000, are as follows:

INVESTMENTS                                      ACQUISITION DATES                COST                      VALUE
----------                                       ---------------               ----------                ----------
Common Stocks:
 Blaze Software                                       12/31/99                $    999,999              $   1,530,112
 Capstone Turbine                                      2/24/00                   1,000,000                  5,426,250
 Centillium Communications                             4/30/99                   2,000,000                 22,010,000
 CrossWorlds Software                                 12/23/97                   4,000,000                  4,663,464
 CrossWorlds Software                                  10/1/99                     374,999                    801,210
 LetsBuyIt.com*                                       12/22/99                   1,000,371                  1,921,173
 Mobility Electronics                                   5/4/99                     999,996                  1,198,781
 Mobility Electronics                                 10/29/99                   1,999,998                  2,397,573
 Mobility Electronics (warrants)                      10/29/99                       6,666                  3,474,997
 net.Genesis                                           6/10/99                   2,000,066                  6,948,646
 ONI Systems                                          12/30/99                   1,000,779                 14,843,651
 P-Com                                                 1/14/00                  14,999,998                 12,629,978
 Preview Systems                                        7/8/99                   2,000,000                  3,264,974
 Rx.com*                                          5/24/99 & 6/17/99              5,000,002                  4,285,716
 Software.com                                          2/22/00                     200,003                    482,875
 Software.com                                          2/22/00                   1,799,997                  7,387,881
 Tut Systems                                           6/30/98                      57,782                     36,173
 Ziff-Davis                                            3/12/99                   7,562,500                  4,500,000
                                                                               -----------                 ----------
                                                                                47,003,156                 97,803,454
                                                                               -----------                 ----------
Convertible Preferred Stocks*:
 Access Data (Series A)                                3/29/00                   1,000,001                  1,000,001
 AllAdvantage.com (Series C)                           9/22/99                   1,002,134                  4,938,772
 AllAdvantage.com (Series D)                            2/3/00                     200,001                    200,001
 APB Online (Series B)                                 6/10/99                   1,000,095                    126,582
 Applied Science Fiction (Series D)                    3/29/99                   2,998,693                  3,298,433
 Advanced Recognition Technologies
   (Series D)                                          12/6/99                   1,001,724                  1,000,000
 Arzoon.com (Series C)                                 4/11/00                   1,000,369                    999,998
 Bernard Technologies (Series D)                       11/8/99                   1,001,774                  1,454,544
 Bill Gross' Idealab!                                 12/22/99                   2,000,296                  2,000,000
 Buildnet (Series C)                                  10/29/99                   1,001,910                  1,000,001
 Chorum Technologies (Series D)                       11/10/99                   1,001,274                  1,000,313
 Cielo Communications (Series C)                      11/17/99                   1,001,373                    500,000
 CollegeClub.com (Series C)+                          10/28/99                   1,013,331                    336,801
 Colo.com (Series C)                                  12/17/99                   2,000,775                  1,999,994
 Consumer Financial Network (Series C)                 3/23/00                   2,000,000                  2,000,000
 DP Applications (Series C)                            4/20/00                   1,000,629                    999,999
 e-centives (Series C)                                 2/18/00                     999,998                    999,998
 Entegrity Solutions (Series D)                        2/16/00                   1,000,000                  1,000,001
 EoExchange (Series D)                                10/15/99                   1,000,770                  1,000,001
 ePolicy.com (Series B)                                 5/2/00                   2,000,002                  2,000,002
 etang.com (Series B)                                   1/6/00                   1,002,692                    999,996
 EXP.com (Series C)                                     6/6/00                   1,999,998                  1,999,998
 Firetalk Communications (Series E)                   12/10/99                   2,001,741                  2,000,001
 FlashPoint Technology (Series E)                      9/10/99                   1,000,002                  1,000,002
 Gateway Learning (Series D)                           3/22/00                   1,999,998                  1,999,998
 Geographic Network Affiliates International
   (Series C)+                                        12/29/99                   2,000,000                  2,000,000

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                      ACQUISITION DATES                COST                      VALUE
----------                                        --------------               ----------                ----------
Convertible Preferred Stocks: (CONTINUED)
 Global Commerce Systems (Series A)                     4/6/00                   $  16,360                  $  16,360
 Global Commerce Systems (Series C)                     4/6/00                   2,983,643                  2,983,643
 Global Medical Products (Series A)                    9/15/99                   1,002,021                  3,600,000
 Global Medical Products (Series B)                     4/3/00                   1,999,998                  1,999,998
 Go Solo Technologies (Series A)                        4/3/00                   2,000,000                  2,000,000
 HomeGain (Series C)                                  12/29/99                   2,000,000                  2,000,000
 HomePoint (Series B)                                  1/10/00                   1,000,050                    800,100
 iEngineer.com (Class A)+                              8/12/99                   1,000,609                    680,454
 Impresse (Series C)                                  11/15/99                   1,001,747                    999,997
 Index Stock Imagery (Series F)                        3/20/00                   1,000,000                  1,000,000
 Internet Appliance Network (Series B)                 1/21/00                   2,000,001                  2,000,001
 Kestrel Solutions (Series D)                          1/25/00                   1,000,000                  1,000,000
 LifeMasters Supported SelfCare (Series E)             1/31/00                   1,033,556                  1,033,556
 Lineo (Series C)                                      4/28/00                   1,000,002                  1,000,002
 MaMaMedia (Series D)                                   8/6/99                   1,001,577                    999,999
 Metro-Optix (Series B)                                6/23/00                   1,999,998                  1,999,998
 Microcast (Series A)                                  9/15/99                   1,001,871                  3,569,933
 Microcast (Series A)                                 12/16/99                     200,000                    487,178
 Microcast (Series B)                                   4/6/00                     521,000                    521,000
 Microcosm Technologies (Series D)#                     3/8/00                     999,997                    999,997
 Moai Technologies (Series D)                          1/25/00                   1,999,993                  1,999,993
 More.com (Series D)                                  10/22/99                   1,000,001                  1,556,018
 More.com (Series E)                                    2/9/00                     219,945                    219,945
 NeoPlanet (Series B)                                  2/18/00                   2,000,001                  2,000,001
 Network Specialists (Series A)                        4/14/00                   1,999,999                  1,999,999
 NeuVis (Series C)                                     3/20/00                   1,915,480                  1,915,480
 OurHouse (Series D)                                   2/11/00                   2,000,004                  2,000,004
 The Petroleum Place (Series C)                         3/7/00                   1,000,015                  1,000,015
 PointOne Telecommunications (Series B)+               9/24/99                   1,999,998                  1,999,998
 Pointshare (Series C)                                  9/9/99                   1,000,002                  1,818,185
 Q-Pass (Series E)                                      5/2/00                   2,000,002                  2,000,002
 RealEstate.com (Series C)                             10/6/99                   1,001,553                    999,900
 Reciprocal (Series H)                                11/12/99                     999,998                    999,998
 ReleaseNow.com (Series E)                             5/24/99                   2,000,000                  2,500,000
 ReleaseNow.com (Series F)                             1/14/00                   1,000,000                  1,000,000
 Screaming Media.net (Series B)                        10/5/99                   1,001,447                  1,821,414
 Sensable Technologies (Series C)                       4/5/00                   1,000,000                  1,000,000
 Silicon Wave (Series C)                               12/6/99                   1,000,000                  1,000,000
 Softcom (Series B)                                   12/23/99                   1,000,001                  1,000,001
 SynQuest (Series G)                                    3/3/99                   4,500,002                  4,500,002
 Techies.com (Series C)                                1/27/00                   1,999,999                  1,999,999
 ThirdAge Media (Series D)                             6/30/99                     999,999                    999,999
 Transmeta (Series E)                                   7/1/98                   3,000,000                  6,250,000
 USA Digital Radio (Series A)                          1/19/00                   1,000,001                  1,000,001
 V-commerce (Series B)                                  1/2/99                   1,002,037                  1,000,001
 Verisity (Series D)                                    3/1/99                   3,999,997                  3,999,997
 WorldRes.com (Series D)                               3/18/99                   2,499,999                  2,499,999
 WorldRes.com (Series E)                               11/9/99                     612,373                    610,782
 XTRA On-Line (Series C)                               7/16/98                   2,000,000                    189,024
 YOUcentric (Series B)                                  3/6/00                   1,000,004                  1,000,004
 Yupi Internet (Series C)                              11/5/99                   1,000,006                  1,000,006
                                                                              ------------                -----------
                                                                               109,744,866                121,428,419
                                                                              ------------                -----------
CONVERTIBLE PROMISSORY NOTE*:
 Techies.com 9%, due 6/6/2001+                          6/7/00                     244,296                    244,296
                                                                              ------------               ------------
                                                                              $156,992,318               $219,476,169
                                                                              ============               ============

----------
* Private placement investments.
+ Warrants attached.
# Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

NOTES TO FINANCIAL STATEMENTS

9. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 2000, is as follows:

                                            GROSS          GROSS
                                           PURCHASES       SALES
                           BEGINNING          AND            AND          ENDING        REALIZED       DIVIDEND         ENDING
AFFILIATE                   SHARES         ADDITIONS     REDUCTIONS       SHARES          GAIN          INCOME           VALUE
------------               --------        --------      ----------      --------       --------       --------        --------
3DO ...................... 3,200,000                        700,000       2,500,000    $ 1,508,315                  $  19,570,312
ACT Manufacturing ........                 1,000,000                      1,000,000                                    46,468,750
Adaptec .................. 3,310,000       4,190,000                      7,500,000                                   170,859,375
Apex ..................... 1,900,000         500,000        300,000       2,100,000      7,252,066                     91,743,750
Autodesk ................. 2,600,000       2,500,000                      5,100,000                      $439,578     177,065,625
C-Cube Microsystems ...... 3,400,000         200,000      1,100,000       2,500,000     53,882,173                     49,062,500
Cognex ................... 2,600,000         176,034        376,034       2,400,000     10,018,406                    124,125,000
Creative Technology ...... 8,300,000                      1,303,700       6,996,300     13,202,464                    167,255,296
Credence Systems ......... 1,400,000       1,900,000        100,000       3,200,000      5,400,602                    176,500,000
CSG Systems
  International .......... 2,000,000         970,000                      2,970,000                                   166,598,437
CTS                                        1,600,000                      1,600,000                        93,000      72,000,000
Electro Scientific
  Industries ............. 1,250,000       1,220,000         70,000       2,400,000      3,350,373                    105,675,000
Electronics for Imaging .. 4,825,000         900,000         25,000       5,700,000        622,825                    143,925,000
Kulicke & Soffa
  Industries .............                 1,500,000                      1,500,000                                    88,828,125
Lattice Semiconductor .... 4,600,000                                      4,600,000                                   318,118,750
Microcosm Technologies
  (Series D) .............                   156,494                        156,494                                       999,997
Navigant Consulting ...... 3,000,000                                      3,000,000                                    12,750,000
Novellus Systems ......... 2,300,000       6,830,400        650,000       8,480,400     35,233,332                    479,937,638
Orbotech ................. 2,010,000                        210,000       1,800,000     13,462,607                    167,231,250
Symantec ................. 3,750,000         650,000                      4,400,000                                   237,462,500
Synopsys ................. 4,800,000         200,000                      5,000,000                                   172,656,250
Veeco Instruments ........                 1,500,000                      1,500,000                                   110,109,375
Xircom ................... 1,700,000       1,595,700        326,700       2,969,000      3,034,874                    141,120,281
                                                                                      ------------       --------  --------------
TOTAL ....................                                                            $146,968,037       $532,578  $3,240,063,211
                                                                                      ============       ========  ==============

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                       CLASS A
                                               ---------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                                 YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
                                                 6/30/00          1999          1998           1997          1996         1995
                                                 -------          -----         -----          -----         -----        -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $47.25         $30.73         $23.25        $23.51         $21.99       $16.64
                                                  ------        -------         ------        ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.26)         (0.38)         (0.28)        (0.33)         (0.26)       (0.33)
Net realized and unrealized gain
  on investments ..............................     2.04          22.45           8.11          6.01           2.84         7.59
                                                  ------        -------         ------        ------         ------       ------
TOTAL FROM INVESTMENT OPERATIONS ..............     1.78          22.07           7.83          5.68           2.58         7.26
                                                  ------        -------         ------        ------         ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..       --          (5.55)         (0.35)        (5.94)         (1.06)       (1.91)
                                                  ------        -------         ------        ------         ------       ------
TOTAL DISTRIBUTIONS ...........................       --          (5.55)         (0.35)        (5.94)         (1.06)       (1.91)
                                                  ------        -------         ------        ------         ------       ------
NET ASSET VALUE, END OF PERIOD ................   $49.03         $47.25         $30.73        $23.25         $23.51       $21.99
                                                  ======        =======         ======        ======         ======       ======
TOTAL RETURN: .................................     3.77%         74.51%         33.92%        22.95%         11.94%       43.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...... $6,896,773     $6,454,961     $3,890,596    $3,107,481     $2,414,672   $1,940,693
Ratio of expenses to average net assets .......      1.30%+         1.39%          1.44%         1.53%          1.68%        1.61%
Ratio of net investment income (loss) to
  average net assets ..........................     (1.02)%+       (1.09)%        (1.13)%       (1.21)%        (1.16)%      (1.31)%
Portfolio turnover rate .......................      48.10%        119.23%        126.70%       164.57%        121.32%       65.77%

----------
See footnotes on page 21.

FINANCIAL HIGHLIGHTS

                                                                             CLASS B                              CLASS C
                                          --------------------------------------------------------------    ---------------------
                                           SIX MONTHS          YEAR ENDED DECEMBER 31,          4/22/96*    SIX MONTHS   5/27/99*
                                              ENDED      ---------------------------------         TO          ENDED       TO
                                             6/30/00     1999           1998          1997     12/31/96      6/30/00    12/31/99
                                             ------      ----           ----          ----      ------        -----      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....   $43.41      $28.75         $21.94        $22.62      $21.51      $43.39      $29.39
                                             ------      ------         ------        ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ......................    (0.40)      (0.60)         (0.44)        (0.50)      (0.28)      (0.40)      (0.32)
Net realized and unrealized gain
  on investments .........................     1.87       20.81           7.60          5.76        2.45        1.85       19.87
                                             ------      ------         ------        ------      ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .........     1.47       20.21           7.16          5.26        2.17        1.45       19.55
                                             ------      ------         ------        ------      ------      ------      ------

LESS DISTRIBUTIONS:

Distributions from net realized capital gain     --       (5.55)         (0.35)        (5.94)      (1.06)      --          (5.55)
                                             ------      ------         ------        ------      ------      ------      ------
TOTAL DISTRIBUTIONS ......................       --       (5.55)         (0.35)        (5.94)      (1.06)      --          (5.55)
                                             ------      ------         ------        ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD ...........   $44.88      $43.41         $28.75        $21.94      $22.62      $44.84      $43.39
                                             ======      ======         ======        ======      ======      ======      ======
TOTAL RETURN:                                  3.39%      73.16%         32.89%        21.96%      10.30%       3.34%      69.33%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted) . $2,536,795  $2,143,570     $1,033,105      $505,342    $120,848     $321,046   $120,403
Ratio of expenses to average net assets ..     2.05%+      2.14%          2.19%         2.28%       2.44%+       2.05%+     2.07%+
Ratio of net investment income (loss) to
  average net assets .....................   (1.77)%+    (1.84)%        (1.88)%       (1.96)%     (1.96)%+     (1.77)%+   (1.77)%+
Portfolio turnover rate ..................    48.10%     119.23%        126.70%       164.57%     121.32%++     48.10%    119.23%**


                                                                                      CLASS D
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                             YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------
                                              6/30/00       1999           1998          1997          1996         1995
                                              ------        ----           ----          ----          ----         ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......    $43.38        $28.72         $21.91         $22.61       $21.35        $16.31
                                               ------        ------         ------         ------       ------        ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................    (0.40)        (0.60)         (0.44)         (0.50)       (0.40)        (0.50)
Net realized and unrealized gain
  on investments ..........................     1.86         20.81           7.60           5.74         2.72          7.45
                                               ------        ------         ------         ------       ------        ------
TOTAL FROM INVESTMENT OPERATIONS ..........     1.46         20.21           7.16           5.24         2.32          6.95
                                               ------        ------         ------         ------       ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain       --         (5.55)         (0.35)         (5.94)       (1.06)        (1.91)
                                               ------        ------         ------         ------       ------        ------
TOTAL DISTRIBUTIONS .......................        --         (5.55)         (0.35)         (5.94)       (1.06)        (1.91)
                                               ------        ------         ------         ------       ------        ------
NET ASSET VALUE, END OF PERIOD ............    $44.84        $43.38         $28.72         $21.91       $22.61        $21.35
                                               ======        ======         ======         ======       ======        ======
TOTAL RETURN: .............................      3.37%        73.24%         32.94%         21.86%       11.07%        42.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..  $2,070,764    $1,987,773     $1,228,237       $945,368     $737,979      $609,332
Ratio of expenses to average net assets ...        2.05%+        2.14%          2.19%          2.28%        2.43%         2.37%
Ratio of net investment income (loss) to
  average net assets ......................      (1.77)%+      (1.84)%        (1.88)%        (1.96)%      (1.91)%       (2.07)%
Portfolio turnover rate ...................       48.10%       119.23%        126.70%        164.57%      121.32%        65.77%



----------
 + Annualized.
++ For the year ended December 31, 1996.
 * Commencement of offering of shares.
** For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000
--------------------------------------------------------------------------------
                                       22

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
    Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
    J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
    J.& W. Seligman & Co. Incorporated

----------------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
            4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450       Shareholder Services
(800) 445-1777       Retirement Plan Services
(212) 682-7600       Outside the United States
(800) 622-4597       24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.
----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                [SELIGMAN LOGO]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQC13 6/00                             [RECYCLE LOGO] PRINTED ON RECYCLED PAPER